                                                             OMB APPROVAL
                                                      --------------------------
                                                      OMB Number:      3235-0059
                                                      Expires:   August 31, 2004
                                                      Estimated average burden
                                                      hours per response...14.73

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2)).
[X]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                            Getty Realty Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

--------------------------------------------------------------------------------

     4) Date Filed:

--------------------------------------------------------------------------------
PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                                  [GETTY LOGO]

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 20, 2004
--------------------------------------------------------------------------------

To the Stockholders of
  GETTY REALTY CORP.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Getty Realty Corp., a Maryland corporation, will be held at 270 Park Avenue, 11th Floor, New York, New York, on May 20, 2004 at 3:30 p.m., for the following purposes:

     (1) To elect a Board of five directors to hold office for the ensuing year and until the election and qualification of their respective successors.

     (2) To consider and vote upon the Getty Realty Corp. 2004 Omnibus Incentive Compensation Plan.

     (3) To ratify the appointment of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending December 31, 2004.

     (4) To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     The transfer books will not be closed, but only stockholders of record at the close of business on March 26, 2004 are entitled to notice of and to vote at this meeting or any adjournments thereof.

     You are cordially invited to attend the meeting. Whether or not you expect to attend, please promptly vote, sign, date and return the enclosed proxy card in the enclosed U.S. postage-paid envelope. This will ensure that your shares are voted in accordance with your wishes and that a quorum will be present. Even though you have returned your proxy card, you may withdraw your proxy at any time prior to its use and submit a new proxy card with a later date or vote in person at the meeting should you so desire.

                                        By Order of the Board of Directors,

                                        /s/ Andrew M. Smith

                                        ANDREW M. SMITH
                                        Vice President, General Counsel and
                                        Corporate Secretary

Jericho, New York
April 9, 2004

--------------------------------------------------------------------------------

PLEASE NOTE--IF YOU DO NOT PLAN TO ATTEND THE MEETING, IT WOULD BE APPRECIATED IF YOU WOULD PROMPTLY SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE.

                               GETTY REALTY CORP.
            125 JERICHO TURNPIKE, SUITE 103, JERICHO, NEW YORK 11753

--------------------------------------------------------------------------------

                              PROXY STATEMENT FOR
                         ANNUAL MEETING OF STOCKHOLDERS
--------------------------------------------------------------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of Getty Realty Corp. (hereinafter called the "Company" or "Getty"), to be voted at the Annual Meeting of Stockholders to be held at 270 Park Avenue, 11th Floor, New York, New York, on May 20, 2004 at 3:30 p.m., and at any adjournments or postponements thereof, for the purpose of electing a Board of Directors, approving the Getty Realty Corp. 2004 Omnibus Incentive Compensation Plan, ratifying the appointment of independent auditors and transacting such other business as may properly come before the meeting.

     At the close of business on the March 26, 2004 record date for securities entitled to vote at the meeting, 24,679,662 shares of Getty common stock were outstanding. Each outstanding common share is entitled to one vote. The common shares vote as a single class. In order to constitute a quorum at the meeting, there must be present, or voting by proxy, holders of a majority of the outstanding common shares. With respect to the proposals regarding the election of directors and ratification of auditors, abstentions and broker non-votes will not be treated as votes cast and, therefore, will not affect the outcome of any such matter, although they will be considered present for the purpose of determining the presence of a quorum. With respect to the proposal regarding the approval of the Getty Realty Corp. 2004 Omnibus Incentive Compensation Plan, abstentions and broker non-votes will have the same effect as votes against the proposal, unless holders of more than 50% in interest of all common stock entitled to vote on the proposal cast votes, in which event broker non-votes will not have any effect on the result of the vote.

     This Proxy Statement and form of proxy will be sent to stockholders in an initial mailing on or about April 13, 2004. We must receive stockholder proposals that are intended to be presented at the 2005 annual meeting no earlier than February 19, 2005 and no later than March 21, 2005, in accordance with our by-laws. Stockholder proposals to be considered for inclusion in next year's proxy statement must be received by December 14, 2004.

                             ELECTION OF DIRECTORS

     Five directors are to be elected at the meeting for a term of one year or until their respective successors are elected and qualified. Election of the directors requires the plurality vote of the shares present in person or represented by proxy at the meeting as long as a quorum is present.

     You may use the enclosed proxy to cast your votes for the election of the nominees named in the table below. In the event that any of the nominees should become unable or unwilling to serve as a director, we intend to vote your proxy for the election of the person, if any, that is designated by the Board of Directors. The persons nominated for election as directors are as follows:

           NAME--AGE                               OFFICES HELD IN GETTY AND/OR
   SERVED AS DIRECTOR SINCE                  PRINCIPAL OCCUPATION FOR PAST FIVE YEARS
-----------------------------------------------------------------------------------------------
Milton Cooper--75                  Chairman of the Board of Kimco Realty Corporation, a real
May 1971                           estate investment trust, for more than five years. Director,
                                   Secretary and Assistant Treasurer of CLS General Partnership
                                   Corp.; Director of Blue Ridge Real Estate/Big Boulder
                                   Corporation, a real estate management and land development firm; and a Trustee of MassMutual Corporate Investors and
                                   MassMutual Participation Investors.
Philip E. Coviello--61             Partner of Latham & Watkins LLP, an international law firm,
June 1996                          for more than five years, until his retirement from the firm as of December 31, 2003. Latham & Watkins LLP has performed legal services for the Company for many years.
Leo Liebowitz--76                  President and Chief Executive Officer of Getty. Served as
May 1971                           Chairman, Chief Executive Officer and a director of Getty
                                   Petroleum Marketing Inc. ("Marketing") until December 11,
                                   2000. Director, President and Treasurer of CLS General
                                   Partnership Corp. He is also a director of the Regional
                                   Banking Advisory Board of J. P. Morgan Chase & Co.
Howard Safenowitz--45              President, Safenowitz Family Corp. for more than five years.
December 1998                      Served as the Senior Vice President, Business Affairs of
                                   Buena Vista Motion Pictures from March 2001 until April 25,
                                   2003, and prior thereto Vice President, Business Affairs of
                                   Walt Disney Pictures and Television for more than five
                                   years. Served as a director of Marketing from December 1998 until December 11, 2000.
Warren G. Wintrub--70              Retired Partner, former member of the Executive Committee
June 1993                          and former Chairman of the Retirement Committee of Coopers &
                                   Lybrand, an international professional services
                                   organization, for more than five years prior to his
                                   retirement in January 1992. Director of Chromcraft
                                   Revington, Inc., Carey Institutional Properties, Inc.,
                                   Corporate Property Associates 14 Inc. and Corporate Property
                                   Associates 16 Global Inc.

                     BENEFICIAL OWNERSHIP OF CAPITAL STOCK

     The following table sets forth the beneficial ownership of Getty common stock as of March 1, 2004, of (i) each person who is a beneficial owner of more than 5% of the outstanding shares of Getty common stock, (ii) each director,
(iii) the Named Executive Officers (as defined below), and (iv) all directors and executive officers as a group. The number of shares column includes shares as to which voting power and/or investment power may be acquired within 60 days (such as upon exercise of outstanding stock options) because such shares are deemed to be beneficially owned under the rules of the Securities and Exchange Commission.

                                                          SHARES OF COMMON STOCK       APPROXIMATE
                                                            BENEFICIALLY OWNED     PERCENT OF CLASS(1)
------------------------------------------------------------------------------------------------------
Milton Cooper                                                   1,361,741(2)              5.5%
Director
c/o Kimco Realty Corporation
3333 New Hyde Park Road
New York, NY 11042
Philip E. Coviello                                                 64,984(3)            *
Director
Leo Liebowitz                                                   3,012,740(4)             12.2%
Director, President and Chief
Executive Officer
c/o Getty Realty Corp.
125 Jericho Turnpike
Suite 103
Jericho, NY 11753
Howard Safenowitz                                                 830,940(5)(6)           3.4%
Director
c/o Getty Realty Corp.
125 Jericho Turnpike
Suite 103
Jericho, NY 11753
Warren Wintrub                                                     46,564(3)            *
Director
Kevin C. Shea                                                       9,577(7)            *
Vice President
Andrew M. Smith                                                       559(7)            *
Vice President, General Counsel
and Corporate Secretary
Thomas Stirnweis                                                    3,318               *
Vice President, Treasurer
and Chief Financial Officer
Safenowitz Partners, LP                                         1,837,894(6)              7.4%
c/o Howard Safenowitz
President of Safenowitz
Family Corp., general partner
c/o Getty Realty Corp.
125 Jericho Turnpike
Suite 103
Jericho, NY 11753
Directors and executive officers as a group (8 persons)         7,168,317(8)             29.0%

-------------------------
 * Total shares beneficially owned constitute less than one percent of the outstanding shares.

(1) The percentage is determined by dividing the number of shares shown by the aggregate number of shares outstanding and shares that may be acquired within 60 days.

(2) Includes 10,311 shares held in a partnership of which Mr. Cooper is a partner, 65,537 shares held by his wife as to which he disclaims beneficial ownership, 2,421 shares held in a qualified pension plan for the benefit of Mr. Cooper, 215,607 shares held by a charitable foundation, 20,706 shares held in the Getty Realty Corp. Retirement and Profit Sharing Plan, 4,887 shares held by a retirement fund of which Mr. Cooper is a beneficiary, and 134,052 shares held by CLS General Partnership Corp. Excludes 16,651 shares held by Mr. Cooper's children and grandchildren, as to which he disclaims beneficial ownership.

(3) Includes with respect to Messrs. Coviello and Wintrub, options covering 35,328 and 6,000 shares, respectively, that are presently exercisable or will become exercisable within 60 days.

(4) Includes 303,623 shares held by Mr. Liebowitz' wife as to which he disclaims beneficial ownership, 40,724 shares held by a charitable foundation, 20,000 shares held by Liebowitz Family LLC as to which he disclaims beneficial ownership except to the extent of his pecuniary interest therein, 48,761 shares held in the Getty Realty Corp. Retirement and Profit Sharing Plan, and 310,957 shares held by CLS General Partnership Corp. Excludes 255,102 shares held by his children, as to which he disclaims beneficial ownership.

(5) Includes 23,479 shares held as custodian for three minor children, 89,303 shares held by The Marilyn Safenowitz Irrevocable Trust u/a/d 12/13/94 (of which Mr. Safenowitz is a co-trustee and as to which he has no beneficial interest), 515,000 shares held by The Safenowitz Family Partnership, LP (as to which he is the president of the general partner and as to which he disclaims beneficial ownership except to the extent of his pecuniary interest therein) and 11,523 shares held by his wife (as to which he disclaims beneficial ownership). Also includes options covering 14,000 shares that are presently exercisable or will become exercisable within 60 days and 12,443 shares held by The Marilyn Safenowitz Irrevocable Trust u/a/d 4/13/00 (of which he is trustee and as to which he disclaims beneficial ownership). Excludes 1,837,894 shares held by Safenowitz Partners, LP (as to which he is the president of the general partner and as to which he disclaims beneficial ownership except to the extent of his pecuniary interest therein).

(6) Safenowitz Partners, LP is separate and distinct from The Safenowitz Family Partnership, LP referred to in Note 5 above. The shares held by Safenowitz Partners, LP are not included in the total number of shares (or percentage of class) attributable to Howard Safenowitz as set forth in the table above and further described in Note 5. Mr. Safenowitz is the president of the general partner of Safenowitz Partners, LP and disclaims beneficial ownership of the shares held by Safenowitz Partners, LP except to the extent of his pecuniary interest therein.

(7) Includes with respect to Messrs. Shea and Smith, 156 and 549 shares, respectively, held in the Getty Realty Corp. Retirement and Profit Sharing Plan.

(8) Includes 1,837,894 shares held by Safenowitz Partners, LP (as to which Howard Safenowitz is the president of the general partner and as to which he disclaims beneficial ownership except to the extent of his pecuniary interest therein).

     In August 2003, the Company notified holders of the Series A Participating Convertible Redeemable Preferred Stock that the preferred stock would be redeemed on September 24, 2003 for $25.00 per share plus a mandatory redemption dividend of $0.27118 per share. Prior to the redemption date, stockholders with 98% of the preferred stock exercised their right to convert 2,816,919 shares of preferred stock into 3,186,355 shares of common stock at the conversion rate of
1.1312 shares of common stock for each share of preferred stock so converted, and received cash in lieu of fractional shares of common stock. The remaining 48,849 shares of the outstanding preferred stock were redeemed for an aggregate amount, including accrued dividends through the call date, of approximately $1.2 million.

             DIRECTORS' MEETINGS, COMMITTEES AND EXECUTIVE OFFICERS

DIRECTORS' MEETINGS

     During the fiscal year ended December 31, 2003, the Board of Directors held four regular meetings and two telephonic special meetings. Each of the directors attended all of the meetings of the Board of Directors, and of the Committees of the Board on which the director served, except that Mr. Cooper did not attend one of the regular meetings of the Board of Directors. Each of the directors attended the annual stockholder meeting in May 2003 and all plan to attend this year's stockholder meeting to be held on May 20, 2004.

INDEPENDENCE OF DIRECTORS

     The Board of Directors has determined that Messrs. Cooper, Coviello, Safenowitz and Wintrub are "independent" as defined in the listing standards of the New York Stock Exchange (the "NYSE"). These independent directors will meet in executive session at least annually, and the chair of such meeting will be determined on a rotating basis.

COMMITTEES

     The Board of Directors has an Audit Committee, a Nominating/Corporate Governance Committee and a Compensation Committee, the membership and functions of which are described below.

Audit Committee

     The Audit Committee, consisting of Messrs. Coviello (Chairman), Cooper and Wintrub, met formally three times last year. The Committee selects the firm of independent public accountants that audits the consolidated financial statements of Getty and its subsidiaries, discusses the scope and the results of the audit with the accountants and discusses Getty's financial accounting and reporting principles as well as the adoption of new accounting pronouncements. The Committee also examines and discusses the adequacy of Getty's financial controls with the accountants and with management. In addition to the formal meetings, at least one Audit Committee member meets telephonically with management and Getty's independent auditors to review the Company's annual and quarterly reports and other reports, as appropriate, prior to their filing with the Securities and Exchange Commission. The entire Audit Committee met with management and Getty's independent auditors to review the Company's audited financial statements for the fiscal year ended December 31, 2003, and recommended to the Board of Directors that the financial statements be included in the Company's Annual Report on Form 10-K for such fiscal year.

     On February 19, 2004, the Board of Directors approved a Revised Audit Committee Charter in compliance with the listing standards of the NYSE and adopted revised procedures for the pre-approval of all audit, audit-related, tax and non-audit services to be performed by the independent auditor. A copy of the Revised Audit Committee Charter is annexed to this Proxy Statement as Appendix A.

     The Board of Directors has determined that each member of the Audit Committee is "independent" and "financially literate" as such terms are defined in the listing standards of the NYSE. Additionally, the Board of Directors has determined that each member qualifies as an "audit committee financial expert" under the relevant rules of the Securities and Exchange Commission (the "SEC"), and that at least Mr. Wintrub has the requisite accounting/financial management expertise required by the listing standards of the NYSE.

     The Revised Charter provides that members of the Audit Committee may not be members of the audit committee of three or more other public companies unless such other memberships have been disclosed to the Board and the Board has determined that such simultaneous service does not impair the ability of such member to serve effectively on the Audit Committee. Mr. Wintrub has disclosed to the Board that he is a member of the audit committee of three other public companies and the Board has determined that such simultaneous service does not impair Mr. Wintrub's ability to serve effectively on Getty's Audit Committee. Additionally, Mr. Coviello has advised the Board that he has given notice to Latham & Watkins LLP, his former law firm that continues to provide services as the Company's outside legal counsel, and the law firm has confirmed to him, that no portion of his retirement benefits will be derived from fees paid to the firm by Getty.

     At the Audit Committee meeting held on August 14, 2003, the Audit Committee agreed to serve as the Company's Qualified Legal Compliance Committee in accordance with SEC rules under the Sarbanes-Oxley Act and on February 19, 2004, the Audit Committee adopted, and the Board of Directors approved, a Charter for the Qualified Legal Compliance Committee. Additionally, on February 19, 2004, the Audit Committee recommended to the Board of Directors for approval, and the Board of Directors approved, complaint and investigation procedures for accounting, internal controls, fraud or auditing matters, in accordance with SEC rules under the Sarbanes-Oxley Act.

Nominating/Corporate Governance Committee

     The Nominating/Corporate Governance Committee (formerly known as the Nominating Committee), consisting of Messrs. Liebowitz (Chairman), Cooper, Coviello and Safenowitz, met one time last year. The Committee recommends nominees for election to the Board and reviews the role, composition and structure of the Board and its committees. The Committee will consider nominees recommended by stockholders upon submission in writing to the Company's Secretary, in accordance with the provisions of our bylaws, together with the nominee's qualifications for service as a director. The Committee also recommends candidates to the Board for election as officers.

     On February 19, 2004, the Board of Directors approved a Charter for the Committee in compliance with the listing standards of the NYSE, a name change to the "Nominating/Corporate Governance Committee" and written Corporate Governance Guidelines. Additionally, on February 19, 2004, the Board of Directors resolved that Mr. Liebowitz no longer shall be a member of the Committee, that Mr. Wintrub shall serve on the Committee as its chairman and that, in view of such changes, each member of the Committee is "independent" as such term is defined in the listing standards of the NYSE. The Nominating/Corporate Governance Committee charter includes policies with regard to stockholder recommendations of nominees to the Board of Directors.

     Stockholders wishing to submit or recommend candidates for election to the Board must supply information in writing regarding the candidate to Andrew M. Smith, Vice President, General Counsel and Corporate Secretary of the Company, at Getty's executive offices. This information should include the candidate's name, biographical data and an analysis of the candidate based on the director candidate criteria described below. The recommendation must also include all information relating to the proposed director nominee that would be required to be disclosed in a solicitation of proxies for election of directors in an election contest under applicable securities law. Additional information regarding proposed nominees may be requested by the Committee.

     The Committee will consider the following criteria, among others the Committee deems appropriate, including the specific needs of the Board at the time:

     - personal and professional integrity, ethics and values;

     - experience in corporate management, such as serving as an officer or former officer of a publicly held company, and a general understanding of marketing, finance and other elements relevant to the success of a publicly-traded company in today's business environment;

     - the director's past attendance at meetings and participation in and contributions to the activities of the Board (if applicable);

     - experience in our industry and with relevant social policy concerns;

     - understanding of our business;

     - educational and professional background;

     - experience as a board member of another publicly held company;

     - practical and mature business judgment, including ability to make independent analytical inquiries;

     - "independence," as defined by the New York Stock Exchange listing standards;

     - financial literacy;

     - standing in the community; and

     - ability to foster a diversity of backgrounds and views and to complement the Board's existing strengths.

     On the basis of the information gathered in this process, the Committee will determine which nominees to recommend to the Board. Recommendations received prior to any Committee meeting where director nominees are to be considered will be considered at that meeting. The Committee uses the same process for evaluating all nominees, regardless of the source of the recommendation.

     The Committee has not received any recommendation for a director nominee from any stockholder owning more than 5% of the common stock of Getty for more than one fiscal year.

Compensation Committee

     The Compensation Committee (formerly known as the Compensation and Stock Option Committee), which met twice last year, consists of Messrs. Wintrub (Chairman), Cooper, Liebowitz and Safenowitz. The Compensation Committee administers Getty's bonus plan, supplemental retirement plan and stock option plan, and other equity compensation plans as may be approved by the stockholders, and reviews the compensation of the directors and officers of Getty.

     On February 19, 2004, the Board of Directors approved a Charter for the Committee in compliance with the listing standards of the NYSE and a name change to the "Compensation Committee". Additionally, the Board of Directors resolved that Mr. Liebowitz no longer shall be a member of the Committee and that each remaining member of the Committee is "independent" as such term is defined in the listing standards of the NYSE. Also, on February 19, 2004, the Committee recommended to the Board of Directors that the Getty Realty Corp. 2004 Omnibus Incentive Compensation Plan (the "2004 Plan") be submitted to the stockholders for approval at the Annual Meeting. See Proposal to Approve the Company's 2004 Omnibus Incentive Compensation Plan.

WEBSITE ACCESS TO CHARTERS

     The charters for each of the Committees, the Corporate Governance Guidelines, and our Business Conduct Guidelines (which serves as our "code of ethics" under the Sarbanes-Oxley Act of 2002), may be accessed through the Getty website at www.gettyrealty.com. Additionally, copies may be requested in writing by submitting the request to Andrew M. Smith, Vice President, General Counsel and Corporate Secretary, at the address for Getty's executive offices provided in this Proxy Statement.

CONTACTING THE BOARD OF DIRECTORS

     Stockholders who wish to communicate with the Board of Directors may do so by sending written communications to the Board of Directors at the following address: Board of Directors, Getty Realty Corp., 125 Jericho Turnpike, Suite 103, Jericho, New York 11753. Stockholders who wish to direct communications to only the independent directors of Getty may do so by sending written communications to the independent directors at the following address:
Independent Directors, Getty Realty Corp., 125 Jericho Turnpike, Suite 103, Jericho, New York 11753. Concerns relating to accounting, internal controls or auditing matters are handled in accordance with procedures established by the Audit Committee with respect to such matters.

DIRECTORS' COMPENSATION

     Directors receive annual retainer fees of $20,000, except that the Chairman of the Audit Committee receives an annual retainer fee of $22,000. Directors also receive committee and board meeting fees of $1,000 for each meeting attended, except for telephonic meetings, for which the fee is $500. The Chairman of the

Audit Committee receives $1,500 for each committee meeting, except for telephonic meetings for which he receives $750. Directors who are employees of Getty do not receive retainers or board meeting fees. Messrs. Coviello, Safenowitz and Wintrub have received options under Getty's stock option plan and will be eligible to receive awards under the 2004 Plan.

EXECUTIVE OFFICERS

     Other than Mr. Liebowitz, the executive officers during fiscal 2003 were Kevin C. Shea, age 44, Vice President of Getty since 2001; Andrew M. Smith, age 51, Vice President, General Counsel and Corporate Secretary of Getty since 2003; and Thomas Stirnweis, age 45, Vice President, Treasurer and Chief Financial Officer of Getty since 2003 and Corporate Controller and Treasurer of Getty since 2001. Management is not aware of any family relationships between any of its directors or executive officers.

                                  COMPENSATION

EXECUTIVE COMPENSATION

     The following tables provide information regarding executive compensation.

                           SUMMARY COMPENSATION TABLE

     The following table sets forth information about the compensation of the Chief Executive Officer and each of the other Executive Officers of Getty (the "Named Executive Officers") for services in all capacities to Getty and its subsidiaries during the periods indicated.

                                                                                     LONG TERM
                                                                                   COMPENSATION
                                                  ANNUAL COMPENSATION         RESTRICTED   SECURITIES
                                                               OTHER ANNUAL     STOCK      UNDERLYING    ALL OTHER
 NAME AND PRINCIPAL                         SALARY    BONUS    COMPENSATION     AWARDS      OPTIONS     COMPENSATION
      POSITION         FISCAL YEAR ENDED      ($)      ($)        ($)(1)         ($)          (#)          ($)(2)
--------------------------------------------------------------------------------------------------------------------
Leo Liebowitz          December 31, 2003    350,870      -0-          -0-           -0-         -0-        55,634(3)
Director,              December 31, 2002    341,033      -0-          -0-           -0-         -0-        63,125(3)
President and Chief    December 31, 2001    331,100   75,000          -0-           -0-         -0-        51,268(3)
Executive Officer
Kevin C. Shea          December 31, 2003    120,808   60,000          -0-           -0-         -0-        19,969
Vice President         December 31, 2002    117,290   60,000          -0-           -0-      10,000        19,654
                       December 31, 2001    113,149   60,000          -0-           -0-      10,000        17,224
Andrew M. Smith        December 31, 2003(4)  80,000   35,000          -0-           -0-         -0-         9,171
Vice President,
General Counsel and
Corporate Secretary
Thomas Stirnweis       December 31, 2003    132,464   50,000          -0-           -0-         -0-        20,542
Vice President,        December 31, 2002    128,605   50,000          -0-           -0-      10,000        20,657
Treasurer and Chief    December 31, 2001    120,673      -0-          -0-           -0-      10,000        16,618
Financial Officer

-------------------------
(1) None of the Named Executive Officers received perquisites or other personal benefits that exceeded the lesser of $50,000 or 10% of the officer's salary and bonus.

(2) All Other Compensation includes Company profit sharing contributions to the defined contribution Getty Realty Corp. Retirement and Profit Sharing Plan, including matching contributions under the 401(k) provisions, Getty contributions to the Getty Realty Corp. Supplemental Retirement Plan for Executives and life insurance premiums as set forth in the following table.

(3) Mr. Liebowitz reimburses the Company for 75% of the $75,626 fixed annual premium for a 10-year universal life insurance policy owned by Mr. Liebowitz. The amount shown is net of the amount of the reimbursement.

(4) Mr. Smith became an employee of the Company on May 6, 2003.

                                                  PROFIT            COMPANY         SUPPLEMENTAL
                                                 SHARING          MATCH UNDER        RETIREMENT         LIFE
        NAME           FISCAL YEAR ENDED       CONTRIBUTION    401(K) PROVISIONS        PLAN        INSURANCE(5)
----------------------------------------------------------------------------------------------------------------
Leo Liebowitz          December 31, 2003          $3,130            $  -0-            $31,982         $20,522(3)
                       December 31, 2002           3,151               -0-             39,452          20,522(3)
                       December 31, 2001           2,596               -0-             30,514          18,158(3)
Kevin C. Shea          December 31, 2003           2,751             3,623             11,732           1,863
                       December 31, 2002           2,700             3,513             11,578           1,863
                       December 31, 2001           2,286             3,420              9,655           1,863
Andrew M. Smith        December 31, 2003(4)          -0-             2,400              5,625           1,146
Thomas Stirnweis       December 31, 2003           2,799             3,974             11,573           2,196
                       December 31, 2002           2,727             3,858             11,940           2,132
                       December 31, 2001           1,752             3,620              9,176           2,070

(5) All life insurance policy premiums relate to term life insurance policies unless otherwise noted.

                          OTHER EXECUTIVE COMPENSATION

     In December 1994, Getty entered into agreements with certain key employees that, as amended, require Getty, under certain circumstances, to pay at least a minimum guaranteed annual compensation to such employee as long as he or she remains a Getty employee. The agreements also require Getty, in the event of a change of control and termination of employment by Getty without cause, or if the employee is assigned to materially less favorable job responsibilities, to make payments to such individual at an annual rate of not less than the minimum guaranteed annual compensation, reduced by the amount of compensation the individual receives from any other employer during the covered period. Mr. Stirnweis currently is the only employee covered by these arrangements, and his agreement has a 12 month benefit period.

                                 STOCK OPTIONS

     No stock options were granted by Getty during the fiscal year ended December 31, 2003.

     The following table provides information as to options exercised by each of the Named Executive Officers of Getty during the fiscal year ended December 31, 2003 and the value of options held by such officers at year end measured in terms of the closing price of Getty Common Stock on December 31, 2003.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR END OPTION VALUES

                                                                                                VALUE OF UNEXERCISED
                                                                   NUMBER OF UNEXERCISED        IN-THE-MONEY OPTIONS
                                                               OPTIONS AT FISCAL YEAR END(#)    AT FISCAL YEAR END($)
                             SHARES ACQUIRED       VALUE               EXERCISABLE/                 EXERCISABLE/
          NAME               ON EXERCISE(#)     REALIZED($)            UNEXERCISABLE                UNEXERCISABLE
---------------------------------------------------------------------------------------------------------------------
Leo Liebowitz                       -0-               -0-                       -0-                            -0-
Kevin C. Shea                    17,902           139,760              6,000/15,000                $63,775/138,000
Andrew M. Smith                     -0-               -0-                       -0-                            -0-
Thomas Stirnweis                  7,500            51,975                  0/12,500                      0/108,875

STOCK OPTION PLAN

     Our 1998 Stock Option Plan, as amended, that has been approved by our stockholders (the "Stock Option Plan"), authorizes the grant of long-term incentive share awards in the form of options ("Options") to purchase shares of Getty common stock to directors, officers and other key employees of Getty and its subsidiaries. The Stock Option Plan is administered by the Compensation Committee. The maximum number of shares which may be the subject of outstanding Options under the Stock Option Plan is 1,100,000, subject to adjustments for stock dividends and stock splits. As of December 31, 2003, 173,085 shares of Getty common stock were issuable upon the exercise of Options outstanding under the Stock Option Plan. No grants may be made under the Stock Option Plan after January 30, 2008. The number of remaining shares available for grant under the Stock Option Plan was 660,881 as of March 1, 2004.

     The recipients, terms (including price and exercise period) and type of Option to be granted under the Stock Option Plan are determined by the Compensation Committee; however, the Option price per share under the Stock Option Plan generally must be at least equal to the fair market value of a share of Getty common stock (110% of that amount in the case of Incentive Stock Options granted to any individual who owns stock representing more than 10% of the voting power of Getty common stock) on the date the Option is granted. Subject to certain limitations, Options granted under the Stock Option Plan may be either Incentive Stock Options (within the meaning of Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code")) or Non-Qualified Stock Options. With certain limited exceptions, Options may not be exercised for a period of twelve months following the grant of the Option and are exercisable in installments as specified in the Stock Option Plan or the terms of each Option. The exercise period of an Option may not extend more than 10 years beyond its grant date. The following chart presents information regarding Getty's equity compensation plans:

                      EQUITY COMPENSATION PLAN INFORMATION

                                                                                               NUMBER OF SECURITIES
                                                                                              REMAINING AVAILABLE FOR
                                  NUMBER OF SECURITIES TO BE    WEIGHTED-AVERAGE EXERCISE      FUTURE ISSUANCE UNDER
                                   ISSUED UPON EXERCISE OF        PRICE OF OUTSTANDING       EQUITY COMPENSATION PLANS
                                     OUTSTANDING OPTIONS,         OPTIONS, WARRANTS AND        (EXCLUDING SECURITIES
                                     WARRANTS AND RIGHTS                 RIGHTS               REFLECTED IN COLUMN(A))
        PLAN CATEGORY                        (A)                           (B)                          (C)
----------------------------------------------------------------------------------------------------------------------
Equity Compensation Plans
  approved by stockholders
  (the Stock Option Plan)                  173,085                       $18.19                       660,881
Equity Compensation Plans not
  approved by stockholders*                   None                          N/A                           N/A
                                  --------------------------                                 -------------------------
Total                                      173,085                                                    660,881
                                  ==========================                                 =========================

-------------------------
* The Company has had a Holiday Award Plan, pursuant to which each employee has been awarded 10 shares of common stock on or about December 31st of each year, and a Service Award Plan, pursuant to which each employee, on each fifth anniversary of their employment, has received 10 shares of common stock for each five years of employment. See Proposal to Approve the Company's 2004 Omnibus Incentive Compensation Plan, which 2004 Plan incorporates the Holiday Award Plan and the Service Award Plan.

RETIREMENT PLANS

     Getty has a retirement and profit-sharing plan with deferred 401(k) savings plan provisions (the "Retirement Plan") for employees meeting certain service requirements. Under the terms of the Retirement Plan, the annual discretionary profit sharing contribution is determined by the Board of Directors. For the 401(k) portion of the Retirement Plan, the Board of Directors has elected to contribute to the Retirement Plan for each participating employee an amount equal to 50% of the employee's contribution to the Retirement Plan, but in no event more than 3% of the employee's compensation.

     Getty also has a supplemental retirement plan for executives (the "Supplemental Plan"). Under the Supplemental Plan, which is not qualified for purposes of Section 401(a) of the Code, a participating executive may receive in his trust account an amount equal to 10% of his compensation, reduced by the amount of any contributions allocated to the executive under the Retirement Plan. The amounts paid to the trustee under the Supplemental Plan may be used to satisfy claims of general creditors in the event of Getty's or any of its subsidiaries' bankruptcy. The trustee may not cause the Supplemental Plan to be other than "unfunded" for purposes of the Employee Retirement Income Security Act of 1974, as amended. An executive's account vests in the same manner as under the Retirement Plan and is paid upon termination of employment. Under the Supplemental Plan, during any fiscal year the Board of Directors may elect not to make any payment to the account of any or all executives.

     Pursuant to a long-standing arrangement, in the event of the death of Mr. Liebowitz, benefits in an amount equal to twelve months' salary will be paid to his estate. In the event of termination of Mr. Liebowitz' employment due to illness or incapacity for a period of one year or longer, benefits equal to twenty-four months' salary will be payable to Mr. Liebowitz.

     Mr. Liebowitz receives an annual pension of $3,500 from a subsidiary's defined benefit retirement plan which was terminated effective October 1, 1985.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the Compensation Committee for fiscal year 2003 were Messrs. Cooper, Liebowitz, Safenowitz and Wintrub. Mr. Liebowitz is President and Chief Executive Officer. Mr. Cooper was a vice president of Getty until June 1992. Effective February 19, 2004, Mr. Liebowitz no longer is a member of the Compensation Committee.

                      REPORT OF THE COMPENSATION COMMITTEE

To Our Stockholders:

     This report addresses our compensation policies with respect to the compensation of the Chief Executive Officer and the other executive officers during fiscal 2003. The Compensation Committee of the Board of Directors (the "Compensation Committee"), formerly called the Compensation and Stock Option Committee, is responsible for setting the policies which govern base salary compensation, bonuses, the Retirement Plan, the Supplemental Retirement Plan, the Stock Option Plan, other equity based compensation more particularly described below, and for determining amounts payable under these plans.

     Compensation of Getty's executive officers (with the exception of the Chief Executive Officer) is recommended by the Chief Executive Officer to the Compensation Committee and is discussed, reviewed and approved by the full Board of Directors. The compensation of the Chief Executive Officer is discussed, reviewed and approved by the Compensation Committee and, for 2003, also was reviewed by the full Board of Directors.

EXECUTIVE OFFICER COMPENSATION

     Getty's compensation program for executive officers is designed to provide each officer with a total compensation package competitive with amounts paid for similar positions in similar companies. With its objective being to attract and retain capable people, Getty endeavors to ensure that each officer's compensation is based on his or her ability, effort and achievement. In addition to the base salary program, Getty has had a discretionary bonus plan that is administered by the Compensation Committee in light of Getty's focus on managing its portfolio of retail motor fuel and convenience store properties as well as petroleum distribution terminals while minimizing expenses. The Compensation Committee has determined, for 2004, to increase the base salaries of the executive officers by amounts approximately equal to the bonuses paid in 2004 for the 2003 fiscal year.

STOCK OPTIONS

     Stock options have been granted by Getty, in the discretion of the Compensation Committee, to encourage and facilitate personal stock ownership by the directors, executives and certain other key employees and thus strengthen their personal commitment to Getty and provide a longer-term perspective to their managerial responsibilities. No stock options were granted in 2003. In December 2003, the Compensation Committee, in order to better link the executives' interests with those of the stockholders of Getty, resolved to recommend to the Board of Directors approval of the 2004 Plan. Under the 2004 Plan, which was approved by the Board of Directors at their February 19, 2004 meeting, subject to approval by the stockholders at the Annual Meeting, the Compensation Committee would have the discretion to grant, among other forms of equity based compensation, restricted stock awards, restricted stock units, and dividend equivalents. The Compensation Committee's intention is to grant equity based awards under the 2004 Plan based on individual performance and the potential to contribute to the future success of Getty.

     The Compensation Committee believes that the compensation components described above provide compensation that is competitive with that offered by similar corporations.

     Section 162(m) of the Code denies publicly-held corporations the federal income tax deduction for compensation in excess of $1.0 million paid to its chief executive officer and four other most highly compensated officers during a fiscal year unless the compensation is "performance-based". It is our policy to take this rule into account in setting the compensation of such executives. In addition to salaries and bonuses, compensation income recognized upon the exercise of stock options may represent compensation subject to the Section 162(m) limitation. At this time the salaries and bonuses paid to our executives and officers are not otherwise affected by the Section 162(m) limitations on deductibility. In the event that the compensation of our executives were to approach the Section 162(m) limitations in the future, the Compensation Committee will consider such limitations in determining an executive's total compensation.

     The report of the Compensation Committee should not be deemed incorporated by reference by any general statement incorporating this Proxy Statement by reference into any filing under the Securities Act or under the Exchange Act, except to the extent that Getty specifically incorporates this information by reference, and should not otherwise be deemed filed under such Acts.

                                          Compensation Committee:

                                          Warren Wintrub (Chairman)
                                          Milton Cooper
                                          Leo Liebowitz (through February 19,
                                          2004)
                                          Howard Safenowitz

                         REPORT OF THE AUDIT COMMITTEE

To Our Stockholders:

     This report addresses our compliance with rules of the SEC and the listing standards of the NYSE designed to enhance audit committee effectiveness, to improve public disclosure about the functioning of corporate audit committees and to enhance the reliability and credibility of financial statements of public companies.

INDEPENDENCE/QUALIFICATIONS

     The Board of Directors has determined that each member of the Audit Committee is "independent" and "financially literate" as such terms are defined in the listing standards of the NYSE. Additionally, the Board of Directors has determined that each member qualifies as an "audit committee financial expert" under the relevant SEC rules, and that at least Mr. Wintrub has the requisite accounting/financial management expertise required by the listing standards of the NYSE.

AUDIT COMMITTEE CHARTER, QUALIFIED LEGAL COMPLIANCE COMMITTEE CHARTER AND WHISTLEBLOWER PROCEDURES

     At the Audit Committee meeting held on February 19, 2004, the Committee adopted a Revised Audit Committee Charter, in compliance with the listing standards of the NYSE. The Revised Charter subsequently was approved by Getty's Board of Directors. A copy of the Revised Charter is annexed to this Proxy Statement as Appendix A. Additionally, the Committee adopted revised procedures for the pre-approval of all audit, audit-related, tax and non-audit services to be provided by our independent auditors.

     At the Audit Committee meeting held on August 14, 2003, the Audit Committee agreed to serve as the Company's Qualified Legal Compliance Committee in accordance with SEC rules under the Sarbanes-Oxley Act and on February 19, 2004, the Audit Committee adopted, and the Board of Directors approved, a Charter for the Qualified Legal Compliance Committee. Additionally, on February 19, 2004, the Audit Committee recommended to the Board of Directors for approval, and the Board of Directors approved, complaint and investigation procedures for accounting, internal controls, fraud or auditing matters, in accordance with SEC rules under the Sarbanes-Oxley Act.

FINANCIAL STATEMENTS

     With regard to our audited financial statements, the Audit Committee has:

          (1) reviewed and discussed the audited financial statements with management and with PricewaterhouseCoopers LLP, our independent auditors;

          (2) discussed with PricewaterhouseCoopers LLP the matters required by SAS 61, as may be modified or supplemented;

          (3) (a) received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as modified or supplemented, (b) discussed with PricewaterhouseCoopers LLP their independence, and (c) concluded that the provision of those services in conjunction with audit services by PricewaterhouseCoopers LLP is compatible with maintaining their independence; and

          (4) based upon the review and discussions set forth in paragraphs (1) through (3) above, recommended to Getty's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

     The Audit Committee Chairman, prior to filing with the SEC of each of the Company's quarterly reports on Form 10-Q for the quarters ended March 31, June 30 and September 30, 2003, reviewed with the

Company's management and PricewaterhouseCoopers LLP the Company's interim financial results to be included in such reports and the matters required to be discussed by SAS 61.

     The report of the Audit Committee should not be deemed incorporated by reference by any general statement incorporating this Proxy Statement by reference into any filing under the Securities Act or under the Exchange Act, except to the extent that Getty specifically incorporates this information by reference, and should not otherwise be deemed filed under such Acts.

                                          Audit Committee:

                                          Philip Coviello (Chairman)
                                          Milton Cooper
                                          Warren Wintrub

                            STOCK PERFORMANCE GRAPH
                      COMPARATIVE FIVE-YEAR TOTAL RETURNS*

                      GETTY (GTY), S&P 500, AND PEER GROUP
                     (Performance results through 12/31/03)

     Set forth below is a line graph comparing the yearly percentage change in the cumulative total stockholder return on Getty common stock against the cumulative total return of the Standard & Poor's 500 Stock Index and the Peer Group for the period of five years ended December 31, 2003.

                              [PERFORMANCE GRAPH]

-----------------------------------------------------------------------------------------------------------
                                               1998       1999      2000      2001      2002      2003
-----------------------------------------------------------------------------------------------------------
 Getty Realty Corp.                           $100.00     78.94    111.90    185.65    202.95    303.20
-----------------------------------------------------------------------------------------------------------
 Standard & Poor's 500                        $100.00    120.28    108.08     93.99     72.02     91.02
-----------------------------------------------------------------------------------------------------------
 Peer Group                                   $100.00     83.65    100.78    142.12    178.50    227.55
-----------------------------------------------------------------------------------------------------------

Assumes $100 invested at the close of trading on 12/31/98 in Getty common stock, Standard & Poor's 500, and Peer Group.
*Cumulative total return assumes reinvestment of dividends, and in the case of Getty includes the special one-time earnings and profits distribution made in August 2001.

     Getty has chosen as its Peer Group the following companies: Commercial Net Lease Realty, Inc., U.S. Restaurant Properties, Inc., Realty Income Corp. and Hospitality Property Trust. We have chosen these companies as our Peer Group because a substantial segment of each of their businesses is as a real estate company that owns and leases commercial properties.

     The Stock Performance Graph should not be deemed incorporated by reference by any general statement incorporating this Proxy Statement by reference into any filing under the Securities Act or under the Exchange Act, except to the extent that Getty specifically incorporates this graph by reference, and should not otherwise be deemed filed under such Acts.

     We cannot assure you that Getty stock performance will continue in the future with the same or similar trends depicted in the graph above. We do not make or endorse any predictions as to future stock performance.

                       PROPOSAL TO APPROVE THE COMPANY'S
                    2004 OMNIBUS INCENTIVE COMPENSATION PLAN

GENERAL

     The Board of Directors has approved, and recommends stockholder approval of, the Getty Realty Corp. 2004 Omnibus Incentive Compensation Plan (the "2004 Plan") for officers and other valued employees of the Company and its subsidiaries and members of the Board. The 2004 Plan will become effective upon its approval by the affirmative vote of a majority of the votes cast by holders of common stock present or represented by proxy and entitled to vote thereon at the meeting, provided that the total vote cast on this matter represents over 50% in interest of all common stock entitled to vote on the matter.

     The Board of Directors believes that the 2004 Plan will promote the success, and enhance the value, of Getty by continuing to link the personal interest of participants to those of our stockholders and by providing participants with an incentive for outstanding performance.

     The 2004 Plan provides for the grant of restricted stock, restricted stock units, performance awards, dividend equivalents, stock payments and stock awards to eligible individuals. The 2004 Plan does not provide for the grant of stock options. In this regard, the Stock Option Plan will continue to remain in effect. A summary of the principal provisions of the 2004 Plan is set forth below. The summary is qualified by reference to the full text of the 2004 Plan, which is annexed to this Proxy Statement as Appendix B.

ADMINISTRATION

     The 2004 Plan will be administered by the Compensation Committee of the Board. The Compensation Committee will have the exclusive authority to administer the 2004 Plan, including the power to determine eligibility, the types and sizes of awards, the price and timing of awards, terms of vesting, the acceleration or waiver of any vesting restriction and the timing and manner of settling vested awards.

ELIGIBILITY

     If approved at the 2004 Annual Meeting of Stockholders, persons eligible to participate in the 2004 Plan will include all (approximately 16) employees of Getty and its subsidiaries, as determined by the Compensation Committee, and all members of the Board, comprised of five persons.

LIMITATION ON AWARDS AND SHARES AVAILABLE

     An aggregate of 1,000,000 shares of common stock will be available for grant pursuant to the 2004 Plan. The shares of common stock covered by the 2004 Plan will be authorized but unissued shares. If any right to acquire shares of common stock under any award under the 2004 Plan expires or is canceled without having been fully exercised, or is settled in whole or in part for cash as permitted by the 2004 Plan, the number of unexercised shares subject to such cancelled or expired award, and the number of shares with respect to which an award was settled in cash, again may be awarded under the 2004 Plan.

     The aggregate maximum number of shares of common stock that may be subject to awards granted under the 2004 Plan to all participants during any calendar year is 80,000.

AWARDS

     The 2004 Plan provides for the grant of restricted stock, restricted stock units, performance awards, dividend equivalents, stock payments and stock awards. No determination has been made as to the types or amounts of awards that will be granted to specific individuals pursuant to the 2004 Plan. See the Summary Compensation Table above, for information on prior awards to named executive officers under the Stock Option Plan.

     Restricted stock may be granted pursuant to the 2004 Plan. A restricted stock award is the grant of shares of common stock at a price determined by the Compensation Committee (which price may be no less than par value unless otherwise permitted by applicable state law), that is nontransferable and may be subject to substantial risk of forfeiture until specific conditions are met. Conditions may be based on continuing employment or achieving performance goals. During the period of restriction, participants holding shares of restricted stock will, unless the Compensation Committee determines otherwise, have full voting and dividend rights with respect to such shares. The restrictions will lapse in accordance with a schedule or other conditions determined by the Compensation Committee.

     Restricted stock units also may be granted pursuant to the 2004 Plan. A restricted stock unit has a value equal to one share of common stock and may be settled, in the sole discretion of the Compensation Committee, in cash or by the issuance of such share. The grant of a restricted stock unit does not provide voting or other shareholder rights unless and until the restricted stock unit is settled for a share of common stock. However, to the extent provided in the applicable award agreement, an award of restricted stock units may include dividend equivalents. An award of restricted stock units is nontransferable and may be subject to substantial risk of forfeiture until specific conditions are met. Conditions may be based on continuing employment or achieving performance goals.

     Dividend equivalents represent the value of the dividends per share paid by Getty, calculated with reference to the number of shares covered by the restricted stock unit or other award held by the participant. Dividend equivalents may be paid in cash or in shares of common stock or in a combination of both, in the sole discretion of the Compensation Committee.

AMENDMENT AND TERMINATION

     The Compensation Committee may terminate, amend, or modify the 2004 Plan at any time; provided, however, that stockholder approval must be obtained for any amendment to the extent required in order to comply with any applicable law, regulation or stock exchange rule, or to increase the maximum number of shares which may be issued under the 2004 Plan.

     In no event may an award be granted pursuant to the 2004 Plan on or after the tenth anniversary of the last date on which Getty's stockholders approve the 2004 Plan.

FEDERAL INCOME TAX CONSEQUENCES

     Nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid, if any, only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant). Stock-based performance awards, restricted stock units, dividend equivalents and other types of awards generally are subject to tax at the time of payment. Compensation otherwise effectively deferred is taxed when paid. In each of the foregoing cases, Getty generally will have a corresponding deduction at the time the participant recognizes income.

ACCOUNTING TREATMENT

     Getty will generally record compensation expense with respect to the grant of awards under the 2004 Plan using the fair value method of accounting. Under generally accepted accounting principles, Getty will record compensation expense for a restricted stock award equal to the excess of the fair market value of the award determined as of the date of the grant over the amount (if any) the participant pays for the stock, and will recognize this amount as compensation expense ratably over any applicable service vesting period. Awards of restricted stock units will be treated similarly. Awards subject to performance vesting conditions will result in similar compensation expense measured at the grant date, which may be adjusted periodically as vesting becomes more or less likely, and amounts recognized as compensation expense in any period in which vesting occurs. Getty will charge retained earnings in the amount of any payment of dividend equivalents granted under the 2004 Plan.

NEW PLAN BENEFITS

     No awards will be granted pursuant to the 2004 Plan until it is approved by Getty's stockholders. In addition, awards are subject to the discretion of the Compensation Committee. Therefore, it is not possible to determine the benefits that will be received in the future by participants in the 2004 Plan or the benefits that would have been received by such participants if the 2004 Plan had been in effect in the year ended December 31, 2003.

VOTE REQUIRED

     Approval of the 2004 Plan requires approval by affirmative vote of a majority of the votes cast by holders of our common stock who are present or represented by proxy and entitled to vote thereon at the meeting, provided that the total vote cast on the proposal represents over 50% in interest of all common stock entitled to vote on the proposal.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE
          GETTY REALTY CORP. 2004 OMNIBUS INCENTIVE COMPENSATION PLAN.

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     On February 19, 2004, the Audit Committee appointed the firm of PricewaterhouseCoopers LLP, subject to ratification by the stockholders at the Annual Meeting, to audit the accounts of Getty with respect to our operations for the fiscal year ending December 31, 2004 and to perform such other services as may be required. Should this firm of auditors be unable to perform these services for any reason, the Audit Committee will appoint other independent auditors to perform these services. As long as a quorum is present, a majority of votes cast at the meeting is necessary to ratify the appointment of the independent auditors.

     The fees paid to PricewaterhouseCoopers LLP, our principal independent auditors, during fiscal year 2002 and fiscal year 2003 were as follows:

                                                                   FY 2002        FY 2003
                                                                   -----------------------
(a)  Audit Fees(1)                                                 $108,000       $120,000
(b)  Audit-Related Fees (assurance and related services
     reasonably related to audit or review of financial
     statements not reported under (a))                            $      0       $ 10,000
(c)  Tax Fees (professional services for tax compliance, advice
     and planning)                                                 $127,000(2)    $ 99,625(3)
(d)  All Other Fees (not reflected in (a)--(c))                    $      0       $      0

          The Audit Committee's Pre-Approval Policy provides for pre-approval of all audit, audit-related, tax and non-audit services to be provided by PricewaterhouseCoopers LLP and specifically described by the Audit Committee on an annual basis. Any additional services not pre-approved and any services exceeding pre-approved cost levels must be separately approved by the Audit Committee. The Policy authorizes the Audit Committee to delegate to one or more of its members, and the Audit Committee has delegated to each of its members, authority to pre-approve non-audit services. All (100%) of the non-audit services performed by PricewaterhouseCoopers LLP in 2002 and 2003 were approved by the Audit Committee.
     -----------------------------------
     (1) Includes the aggregate fees estimated for professional services rendered by PricewaterhouseCoopers LLP for the audit of the Company's annual financial statements for the fiscal year and the reviews of the financial statements included in the Company's
         Quarterly Reports on Form 10-Q for the fiscal year.
     (2) Includes tax return and REIT compliance projects and due diligence and tax services related to potential acquisitions.
     (3) Includes $84,285 for federal and state tax compliance; $7,670 for tax treatment of preferred stock redemption; and $7,670 for state tax planning.

     Representatives of the firm of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from stockholders.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO
               RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP
                 AS GETTY'S INDEPENDENT PUBLIC AUDITORS FOR THE
                     FISCAL YEAR ENDING DECEMBER 31, 2004.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Pursuant to Section 16(a) of the Exchange Act and the rules issued thereunder, Getty's executive officers and directors are required to file reports of ownership and changes in ownership of Getty equity securities with the SEC and the NYSE. Copies of these reports are required to be furnished to us. Based on our review of the Forms 3 and 4 that we received during fiscal 2003 and of the Forms 5 that we received with respect to fiscal 2003, Getty believes that during fiscal 2003 all of our executive officers and directors complied with the Section 16(a) requirements.

                                 OTHER MATTERS

     Management does not know of any matters, other than those referred to above, to be presented at the meeting for action by the stockholders. However, if any other matters are properly brought before the meeting, or any adjournment or adjournments or postponements thereof, we intend to cast votes pursuant to the proxies with respect to such matters in accordance with the best judgment of the persons acting under the proxies.

     The proxy may be revoked at any time prior to its exercise. Brokerage houses and other custodians will be requested to forward solicitation material to beneficial owners of stock that they hold of record. We will reimburse brokerage houses, banks and custodians for their out-of-pocket expenses in forwarding proxy material to the beneficial owners. The cost of this solicitation, which will be effected by mail, will be borne by us.

April 9, 2004                             By Order of the Board of Directors,

                                          [/S/ ANDREW M. SMITH]
                                          Andrew M. Smith
                                          Vice President, General Counsel
                                          and Corporate Secretary

                                   APPENDIX A

                               GETTY REALTY CORP.

        REVISED CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                           Adopted February 19, 2004

I. PURPOSE

     The Audit Committee (the "Committee") is appointed by the Board of Directors of the Company (the "Board") to assist the Board in fulfilling its oversight responsibilities regarding:

     - management's conduct of the Company's financial reporting process and systems of internal accounting and financial controls;

     - the Company's compliance with legal and regulatory requirements;

     - the integrity of the Company's financial statements;

     - the independent auditor's qualifications, independence and performance;

     - the performance of the Company's internal audit function; and

     - communication among the independent auditor, management and the Board.

     The Committee may conduct or authorize investigations into any matters within the scope of the powers and responsibilities delegated to the Committee. It shall have direct access to all company personnel and to the independent auditor. The Committee may retain any independent counsel, experts or advisors (accounting, financial or otherwise) that the Committee believes to be necessary or appropriate. The Committee may also utilize the services of the Company's regular legal counsel or other advisors to the Company. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report or performing other audit, review or attest services, for payment of compensation to any advisors employed by the Committee and for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

     In addition to the powers and responsibilities expressly delegated to the Committee in this Charter, the Committee may exercise any other powers and carry out any other responsibilities delegated to it by the Board from time to time consistent with the Company's bylaws. The powers and responsibilities delegated by the Board to the Committee in this Charter or otherwise shall be exercised and carried out by the Committee as it deems appropriate without requirement of Board approval, and any decision made by the Committee (including any decision to exercise or refrain from exercising any of the powers delegated to the Committee hereunder) shall be at the Committee's sole discretion. While acting within the scope of the powers and responsibilities delegated to it, the Committee shall have and may exercise all the powers and authority of the Board. To the fullest extent permitted by law, the Committee shall have the power to determine which matters are within the scope of the powers and responsibilities delegated to it.

     Notwithstanding the foregoing, the Committee's responsibilities are limited to oversight. Management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements as well as the Company's financial reporting process, accounting policies, internal audit function, internal accounting controls and disclosure controls and procedures. The independent auditor is responsible for performing an audit of the Company's annual financial statements, expressing an opinion as to the conformity of such annual financial statements with generally accepted accounting principles, reviewing the Company's quarterly financial statements and issuing an attesting report as to the fairness of management's assertions about the effectiveness of the Company's internal controls over financial reporting. It is not the responsibility of the Committee to plan or conduct audits or to determine that the Company's financial statements and disclosure are complete and accurate and in accordance with generally accepted accounting principles and applicable laws, rules and regulations. Each member of the Committee shall be entitled to rely on the integrity of those persons within the Company and of the professionals and experts (including the Company's internal auditor (or others responsible for the internal audit function, including contracted non-employee or audit or accounting firms engaged to provide internal audit services) (the "internal auditor") and the Company's independent auditor) from which the Committee receives information and, absent actual knowledge to the contrary, the accuracy of the financial and other information provided to the Committee by such persons, professionals or experts.

II. COMPOSITION AND MEETINGS

     The Committee's composition shall meet the eligibility requirements of the Audit Committee Policy of the New York Stock Exchange. The Committee shall meet at least once each fiscal quarter and more frequently as the Committee deems desirable.

     All non-management directors that are not members of the Committee may attend and observe meetings of the Committee, but shall not participate in any discussion or deliberation unless invited to do so by the Committee, and in any event shall not be entitled to vote. The Committee may, at its discretion, include in its meetings members of the Company's management, representatives of the independent auditor, the internal auditor, any other financial personnel employed or retained by the Company or any other persons whose presence the Committee believes to be necessary or appropriate. Notwithstanding the foregoing, the Committee may also exclude from its meetings any persons it deems appropriate, including, but not limited to, any non-management director that is not a member of the Committee.

     The Committee shall be comprised of not less than three (3) members of the Board, each of whom shall be independent, non-employee members of the Board, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements. However, at least one (1) member of the Committee shall have accounting or related financial management expertise as determined by the Board in its business judgment. In addition, either at least one (1) member of the Committee shall be an "audit committee financial expert" within the definition adopted by the Securities and Exchange Commission (the "SEC") or the Company shall disclose in its periodic reports required pursuant to the Securities Exchange Act of 1934 (the "Exchange Act") the reasons why at least one (1) member of the Committee is not an "audit committee financial expert."

     Committee members shall be appointed by the Board on recommendation of the Company's Nominating Committee. Each Committee member shall satisfy the independence requirements of the New York Stock Exchange and Exchange Act Rule 10A-3(b)(1). If a Committee Chair is not designated by the Board or present at a meeting, the members of the Committee may designate a Chair by majority vote of the members of the Committee who are present. A majority of the members of the Committee shall constitute a quorum.

     Members of the Audit Committee may not be members of the audit committee of three or more other public companies unless such other memberships have been disclosed to the Board and the Board has determined that such simultaneous service does not impair the ability of such member to effectively serve on the Company's Audit Committee, which determination must be disclosed in the Company's Proxy or other periodic report required pursuant to the Exchange Act filed next filed after such determination.

III. RESPONSIBILITIES AND DUTIES

     The Committee's principal responsibility is one of oversight. The Company's management is responsible for preparing the Company's financial statements and the independent auditor is responsible for auditing and/or reviewing those financial statements. In carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the independent auditor's work. The Committee's specific responsibilities are as follows:

     1. The Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor (including resolution of any disagreements between Company management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company.

          (a) Before the independent auditor is engaged by the Company or its subsidiaries to render audit or non-audit services, the Committee shall pre-approve the engagement.

          (b) Committee pre-approval of audit and non-audit services will not be required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by the Committee regarding the Company's engagement of the independent auditor, provided the policies and procedures are detailed as to the particular service, the Committee is informed of each service provided and such policies and procedures do not include delegation of the Committee's responsibilities under the Exchange Act to the Company's management. Committee pre-approval of non-audit services (other than review and attest services) will not be required if such services are permitted by the SEC to be undertaken without pre-approval.

          (c) The Committee may delegate to one or more designated members of the Committee the authority to grant pre-approvals, provided such approvals are presented to the Committee at a subsequent meeting.

          (d) If the Committee elects to establish pre-approval policies and procedures regarding non-audit services, the Committee must be informed of each non-audit service provided by the independent auditor.

     2. The Committee shall provide, in the auditor's services agreement, that the auditor shall report directly to the Committee.

     3. The Committee shall establish procedures for the receipt, collection, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, auditing matters, and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

     4. The Committee shall review and approve any and all related party transactions.

     5. The Committee or the Committee Chair shall discuss with management and the independent auditor the Company's earnings press releases (with particular focus on any "pro forma" or "adjusted" non-GAAP information), as well as financial information and earnings guidance provided to analysts and rating agencies. The Committee's discussion in this regard may be general in nature (i.e., discussion of the types of information to be disclosed and the type of presentation to be made) and need not take place in advance of each earnings release or each instance in which the Company may provide earnings guidance.

     6. The Committee shall review with management and the independent auditor, the annual audited financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" and review and consider with the independent auditor the matters required to be discussed by Statement on Auditing Standards ("SAS") No. 61, "Communication with Audit Committees," as then in effect. In this regard, the Committee shall review with the independent auditor any problems or difficulties the independent auditor may have encountered during the course of the audit work, including any restrictions on the scope of activities or access to required information or any significant disagreements with management and management's responses to such matters. Among the items that the Committee should consider reviewing with the independent auditor are: (A) any accounting adjustments that were noted or proposed by the auditor but were "passed" (as immaterial or otherwise); (B) any communications between the audit team and the independent auditor's national office respecting auditing or accounting issues presented by the engagement; and (C) any "management" or "internal control" letter issued, or proposed to be issued, by the independent auditor to the Company. The Committee shall obtain from the independent auditor assurances that
Section 10A(b) of the Exchange Act has not been implicated.

     7. The Committee, based on the review and discussions in paragraph 6 above, shall determine whether to recommend to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K prior to filing with the Securities and Exchange Commission ("SEC"), or the Annual Report to Shareholders if distributed prior to the filing of Form 10-K.

     8. The Committee shall review and discuss with management and the independent auditor: (A) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies; (B) any analyses prepared by management or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including analyses of the effects of alternative GAAP methods on the Company's financial statements; and (C) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company's financial statements.

     9. The Committee shall review with management and the independent auditor any impact on the financial statements of any new or proposed changes in accounting principles or legal or regulatory requirements.

     10. The Committee shall discuss with management the Company's policies with respect to risk assessment and risk management. The Committee shall discuss with management the Company's significant financial risk exposures and the actions management has taken to limit, monitor or control such exposures.

     11. At least one member of the Committee, prior to filing of each quarterly report on Form 10-Q with the SEC, shall review with management and the independent auditor the Company's interim financial results to be included in such, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations."

     12. The Committee shall require the auditors to issue to the Committee an audit report containing all critical accounting policies/practices used, all alternative treatments of financial information within GAAP that were discussed with management, ramifications of such alternative disclosures and treatment preferred by the auditors, and providing other written material between management and the auditors.

     13. The Committee shall discuss with management and the independent auditor the quality, appropriateness and adequacy of the Company's internal controls and accounting principles applied in its financial reporting. The Committee will meet separately with the chief executive officer and chief financial officer of the Company at least annually to review the financial affairs of the Company. The Committee will meet with the independent auditor of the Company at such time as it deems appropriate to review the independent auditor's examination and management report, and may do so in executive session if deemed appropriate.

     14. The independent auditor is ultimately accountable to the Committee and the Board. In connection therewith, the Committee shall:

     - Request from the independent auditor annually a formal written statement delineating all relationships between the independent auditor and the Company consistent with Independence Standards Board Standard No. 1.

     - Discuss with the independent auditor any such disclosed relationships and their impact on the independent auditor's independence.

     - Set clear hiring policies for employees or former employees of the Company's independent auditor.

     - Recommend that the Board take appropriate action in response to the independent auditor's report to satisfy itself of the independent auditor's independence.

     15. The Committee, at least annually, shall review and evaluate the independence, quality control procedures, performance and compensation of the independent auditor and the experience and qualifications of the independent auditor's senior personnel that are providing audit services to the Company, and discharge or replace the independent auditor should circumstances warrant. In conducting its review:

          (a) The Committee shall obtain and review a report prepared by the independent auditor describing (i) the auditing firm's internal quality-control procedures and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five (5) years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues.

          (b) The Committee shall confirm with the independent auditor that the independent auditor is in compliance with the partner rotation requirements established by the SEC.

          (c) The Committee shall consider whether the Company should adopt a rotation of the annual audit among independent auditing firms.

          (d) The Committee shall, if applicable, consider whether the independent auditor's provision of any permitted information technology services or other non-audit services to the Company is compatible with maintaining the independence of the independent auditor.

     16. The Committee, annually, shall review the appointment and continuing retention of the internal auditor.

     17. The Committee shall meet periodically with the Company's internal auditor to discuss the responsibilities, budget and staffing of the Company's internal audit function and any issues that the internal auditor believes warrant Audit Committee attention. The Committee shall discuss with the internal auditor any significant reports to management prepared by the internal auditor and any responses from management.

     18. The Committee shall review and reassess the adequacy of this Charter at least annually. The Charter shall be submitted to the Board for approval and shall be published in accordance with SEC regulations.

     19. The Committee shall provide to the New York Stock Exchange on an annual basis a written affirmation regarding the independence of the Committee members, the financial literacy of the members, that at least one member is a "financial expert", and that the Committee has performed a review of the Audit Committee Charter.

     20. The Committee shall submit a report to shareholders for inclusion in the Company's annual proxy statement as required by SEC rules.

     21. In addition to the above responsibilities, the Committee will undertake such other duties as the Board delegates to it, and will report at least annually to the Board regarding the Committee's examinations and recommendations.

IV. REPORTS AND MINUTES

     1. The Committee will maintain written minutes of its meetings that will be filed with the minutes of the meetings of the Board.

     2. The Committee will report periodically to the Board regarding the Committee's activities, which will be incorporated as a part of the minutes of the Board at which those activities are presented.

     3. In particular, the Committee, through its Chair, shall report regularly to, and review with, the Board any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Company's independent auditor, the performance of the Company's internal audit function or any other matter the Committee determines is necessary or advisable to report to the Board. The Committee, at least annually, shall perform an evaluation of the performance of the Committee and its members, including a review of the Committee's compliance with this Charter, which shall be reported to the Board.

                                   APPENDIX B

          2004 GETTY REALTY CORP. OMNIBUS INCENTIVE COMPENSATION PLAN

                               GETTY REALTY CORP.

                    2004 OMNIBUS INCENTIVE COMPENSATION PLAN

                               TABLE OF CONTENTS

ARTICLE I. DEFINITIONS......................................     30
ARTICLE II. SHARES SUBJECT TO PLAN..........................     32
ARTICLE III. GRANTING OF AWARDS.............................     33
ARTICLE IV. AWARD OF RESTRICTED STOCK.......................     34
ARTICLE V. PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS,
           DEFERRED STOCK, STOCK PAYMENTS...................     35
ARTICLE VI. AWARD OF RESTRICTED STOCK UNITS.................     37
ARTICLE VII. ADMINISTRATION.................................     38
ARTICLE VIII. MISCELLANEOUS PROVISIONS......................     38

NOTE: THIS FORM OF OMNIBUS EQUITY-BASED COMPENSATION PLAN IS INTENDED TO ALLOW THE COMPENSATION COMMITTEE MAXIMUM FLEXIBILITY BY PROVIDING FOR AWARDS OF RESTRICTED STOCK, RESTRICTED STOCK UNITS AND STOCK BONUSES (AND CASH BONUSES IN CONNECTION THEREWITH), AS LONG AS THE BOARD HAS GIVEN ITS PRIOR APPROVAL OF SUCH TYPE OF AWARD.

     The purpose of the Getty Realty Corp. 2004 Omnibus Incentive Compensation Plan (the "Plan") is to provide a flexible framework that will permit the Board of Directors (the "Board") of Getty Realty Corp. (the "Company") by and through the Company's Compensation Committee (the "Committee") to develop and implement a variety of stock-based, incentive compensation programs based on the changing needs of the Company, its competitive market, and regulatory climate.

     The Board and senior management of the Company believe it is in the best interest of its shareholders for officers, employees and directors of the Company to own stock in the Company, to vest in them a proprietary interest in the success of the Company and its subsidiaries and to provide certain "performance-based compensation" within the meaning of Section 162(m)(4)(C) of the Code, and that such ownership will enhance the Company's ability to attract and retain highly qualified personnel and enhance the long-term performance of the Company and its subsidiaries.

                                   ARTICLE I.

                                  DEFINITIONS

     Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

     1.1. "Administrator" shall mean the Committee unless the Board has assumed the authority for administration of the Plan generally as provided in Section
7.1 hereof.

     1.2. "Award" shall mean a Restricted Stock award, a Restricted Stock Unit award, a Performance Award, a Dividend Equivalents award, a Deferred Stock award, or a Stock Payment award which may be awarded or granted under the Plan (collectively, "Awards").

     1.3. "Award Agreement" shall mean a written agreement executed by an authorized officer of the Company and the Holder which shall contain such terms and conditions with respect to an Award as the Administrator shall determine, consistent with the Plan.

     1.4. "Annual Aggregate Award Limit" shall mean, in the aggregate, for any calendar year, for all Holders receiving Awards in such calendar year, 80,000 shares of Common Stock, as adjusted pursuant to Section 8.3; provided, however, that solely with respect to Performance Awards granted pursuant to Section 5.2(b) and Dividend Equivalents granted pursuant to Section 5.3, Annual Aggregate Award Limit, for any calendar year, shall mean $915,000.

     1.5. "Board" shall mean the Board of Directors of the Company.

     1.6. "Code" shall mean the Internal Revenue Code of 1986, as amended.

     1.7. "Committee" shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board.

     1.8. "Common Stock" shall mean the common stock of the Company, par value $.01 per share.

     1.9. "Company" shall mean Getty Realty Corp., a Maryland corporation.

     1.10. "Deferred Stock" shall mean Common Stock awarded under Article V of the Plan.

     1.11. "Director" shall mean a member of the Board.

     1.12. "Dividend Equivalent" shall mean a right to receive the equivalent value (in cash or Common Stock) of dividends paid on Common Stock, awarded under
Article V of the Plan.

     1.13. "DRO" shall mean a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

     1.14. "Employee" shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation which is a Subsidiary.

     1.15. "Escrow Holder" shall mean the Secretary of the Company or such other person or company that the Committee may designate to serve as the Escrow Holder hereunder.

     1.16. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     1.17. "Fair Market Value" of a share of Common Stock as of a given date shall be (a) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on the trading day previous to such date, or if shares were not traded on the trading day previous to such date, then on the next preceding date on which a trade occurred, or (b) if Common Stock is not traded on an exchange but is quoted on Nasdaq or a successor quotation system, the mean between the closing representative bid and asked prices for the Common Stock on the trading day previous to such date as reported by Nasdaq or such successor quotation system, or (c) if Common Stock is not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the Fair Market Value of a share of Common Stock as established by the Administrator acting in good faith.

     1.18. "Holder" shall mean a person who has been granted or awarded an Award.

     1.19. "Independent Director" shall mean a member of the Board who is not an Employee of the Company.

     1.20. "Performance Award" shall mean a cash bonus, stock bonus or other performance or incentive award that is paid in cash, Common Stock or a combination of both, awarded under Article V of the Plan.

     1.21. "Performance Criteria" shall mean the following business criteria with respect to the Company, any Subsidiary or any division or operating unit thereof: (a) net income; (b) pre-tax income; (c) operating income; (d) cash flow; (e) earnings per share; (f) return on equity; (g) return on invested capital or assets; (h) cost reductions or savings; (i) funds from operations;
(j) appreciation in the Fair Market Value of a share of Common Stock; (k) operating profit; (l) working capital; and (m) earnings before any one or more of the following items: interest, taxes, depreciation or amortization; provided, that each of the business criteria described in subsections (a) through (m) shall be determined in accordance with generally accepted accounting principles ("GAAP"). For each fiscal year of the Company, the Committee may provide for objectively determinable adjustments, as determined in accordance with GAAP, to any of the business criteria described in subsections (a) through (m) for one or more of the items of gain, loss, profit or expense: (i) determined to be extraordinary or unusual in nature or infrequent in occurrence; (ii) related to the disposal of a segment of a business; (iii) related to a change in accounting principles under GAAP; (iv) related to discontinued operations that do not qualify as a segment of a business under GAAP; (v) attributable to the business operations of any entity acquired by the Company during the fiscal year and (vi) reflecting adjustments to funds from operations with respect to straight-line rental income as reported in the Company's Exchange Act reports.

     1.22. "Plan" shall mean the Getty Realty Corp. 2004 Omnibus Incentive Compensation Plan.

     1.23. "Restricted Stock" shall mean Common Stock awarded under Article IV of the Plan.

     1.24. "Restricted Stock Unit" shall mean the award of the rights with respect to a share of Common Stock, described in Article VI of the Plan.

     1.25. "Retirement" shall mean Termination of Employment by a Holder upon attaining the age of at least 65 years old and "Early Retirement" shall mean Termination of Employment by a Holder upon attaining the age of at least 55 years old (and provided that the Holder has not less than 6 years service with the Company.

     1.26. "Rule 16b-3" shall mean Rule 16b-3 promulgated under the Exchange Act, as such Rule may be amended from time to time.

     1.27. "Section 162(m) Participant" shall mean any valued Employee designated by the Administrator as a valued Employee whose compensation for the fiscal year in which the valued Employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

     1.28. "Securities Act" shall mean the Securities Act of 1933, as amended.

     1.29. "Stock Payment" shall mean a payment in the form of shares of Common Stock awarded under Article V of the Plan.

     1.30. "Subsidiary" shall mean any corporation, limited partnership or limited liability company in an unbroken chain of such entities beginning with the Company if each of the entities other than the last entity in the unbroken chain then owns equity interests possessing 50% or more of the total combined voting power of all classes of equity interest in one of the other entities in such chain.

     1.31. "Termination of Directorship" shall mean the time when a Holder who is an Independent Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death Retirement or Early Retirement. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Independent Directors.

     1.32. "Termination of Employment" shall mean the time when the employee-employer relationship between a Holder and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability Retirement or Early Retirement; but excluding (a) terminations where there is a simultaneous reemployment or continuing employment of a Holder by the Company or any Subsidiary, (b) at the discretion of the Administrator, terminations which result in a temporary severance of the employee-employer relationship, and (c) at the discretion of the Administrator, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment.

                                  ARTICLE II.

                             SHARES SUBJECT TO PLAN

     2.1. Shares Subject to Plan.

          (a) The shares of stock subject to Awards shall be Common Stock. Subject to adjustment as provided in Section 8.3, the aggregate number of such shares which may be issued with respect to Awards granted under the Plan shall not exceed 1,000,000. The shares of Common Stock issuable with respect to such Awards shall be previously authorized but unissued shares.

          (b) The maximum number of shares which may be subject to Awards granted under the Plan, in any calendar year, for all Holders receiving Awards for such calendar year, shall not exceed the Annual Aggregate Award Limit.

     2.2. Add-back of Rights. If any right to acquire shares of Common Stock under any Award under the Plan, expires or is canceled without having been fully exercised, or is exercised in whole or in part for cash as permitted by the Plan, the number of shares subject to such Award or other right but as to which such Award or other right was not exercised prior to its expiration, cancellation or exercise may again be granted or awarded hereunder, subject to the limitations of Section 2.1. Furthermore, any shares subject to Awards which are adjusted pursuant to Section 8.3 and become exercisable with respect to shares of stock of another corporation shall be considered cancelled and may again be granted or awarded hereunder, subject to the limitations of Section 2.1.

                                  ARTICLE III.

                               GRANTING OF AWARDS

     3.1. Award Agreement. Each Award shall be evidenced by an Award Agreement. Award Agreements evidencing Awards intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of
Section 162(m) of the Code.

     3.2. Provisions Applicable to Section 162(m) Participants.

          (a) The Committee, in its discretion, may determine whether an Award is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code.

          (b) Notwithstanding anything in the Plan to the contrary, the Committee may grant any Award to a Section 162(m) Participant, including
     (i) Restricted Stock or Restricted Stock Units, the restrictions with respect to which lapse upon the attainment of performance goals which are related to one or more of the Performance Criteria and (ii) any performance or incentive award described in Article V or Article VI that vests or becomes exercisable or payable upon the attainment of performance goals which are related to one or more of the Performance Criteria.

          (c) To the extent necessary to comply with the performance-based compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Articles V and VI which may be granted to one or more Section 162(m) Participants, no later than ninety days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing,
     (i) designate one or more Section 162(m) Participants, (ii) select the Performance Criteria applicable to the fiscal year or other designated fiscal period or period of service, (iii) establish the various performance targets, in terms of an objective formula or standard, and amounts of such Awards, as applicable, which may be earned for such fiscal year or other designated fiscal period or period of service, and (iv) specify the relationship between Performance Criteria and the performance targets and the amounts of such Awards, as applicable, to be earned by each Section 162(m) Participant for such fiscal year or other designated fiscal period or period of service. Following the completion of each fiscal year or other designated fiscal period or period of service, the Committee shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period or period of service. In determining the amount earned by a Section 162(m) Participant, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period or period of service.

          (d) Furthermore, notwithstanding any other provision of the Plan, any Award which is granted to a Section 162(m) Participant and is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

     3.3. Limitations Applicable to Section 16 Reporting
Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

     3.4. At-Will Employment. Nothing in the Plan or in any Award Agreement hereunder shall confer upon any Holder any right to continue in the employ of the Company or any Subsidiary, or as a Director of the Company, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written employment agreement between the Holder and the Company or any Subsidiary.

                                  ARTICLE IV.

                           AWARD OF RESTRICTED STOCK

     4.1. Eligibility. Subject to the Annual Aggregate Award Limit, Restricted Stock may be awarded to any Employee who the Committee determines is a valued Employee or any Director who the Committee determines should receive such an Award.

     4.2. Award of Restricted Stock.

          (a) The Committee may from time to time, in its absolute discretion:

             (i) Determine which Employees are valued Employees and select from among the valued Employees or Directors (including Employees or Directors who have previously received other awards under the Plan) such of them as in its opinion should be awarded Restricted Stock; and

             (ii) Determine the purchase price, if any, and other terms and conditions applicable to such Restricted Stock, consistent with the Plan.

          (b) The Committee shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that such purchase price shall be no less than the par value of the Common Stock to be purchased, unless otherwise permitted by applicable state law. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

          (c) Upon the selection of a valued Employee or Director to be awarded Restricted Stock, the Committee shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as the Committee deems appropriate.

     4.3. Rights as Shareholders. Subject to Section 4.4, upon delivery of the shares of Restricted Stock to the Escrow Holder pursuant to Section 4.6, the Holder shall have, unless otherwise provided by the Committee, all the rights of a shareholder with respect to said shares, subject to the restrictions in the Holder's Award Agreement, including the right to receive dividends and other distributions paid or made with respect to the shares (which dividends (including Dividend Equivalents) and distributions shall be delivered to the Escrow Holder and distributed to the Holder upon expiration or termination of the applicable restrictions); provided, however, that in the reasonable discretion of the Committee, uniformly applied to similar cases, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 4.4.

     4.4. Restriction. All shares of Restricted Stock issued under the Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Award Agreement, be subject to such restrictions as the Committee shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability, Company performance and individual performance; provided, however, that, except with respect to shares of Restricted Stock granted to
Section 162(m) Participants, by action taken after the Restricted Stock is issued, the Committee may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Award Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire. If no monetary consideration was paid by the Holder upon issuance, a Holder's rights in unvested Restricted Stock shall lapse, and such Restricted Stock shall be surrendered to the Company without consideration, upon Termination of Employment or, if applicable, upon Termination of Directorship with the Company.

     4.5. Repurchase of Restricted Stock. The Committee shall provide in the terms of each individual Award Agreement that the Company shall have the right to repurchase from the Holder the Restricted Stock then subject to restrictions under the Award Agreement (i.e. not vested) immediately upon a Termination of Employment or, if applicable, upon a Termination of Directorship between the Holder and the Company, at a cash price per share equal to the price paid by the Holder for such Restricted Stock.

     4.6. Escrow. The Escrow Holder shall retain physical custody of certificate(s) representing Restricted Stock until the restrictions imposed under the Award Agreement with respect to the shares evidenced by such certificate(s) expire or shall have been removed or until the expiration of such other period of time or the satisfaction of conditions, as may be specified by the Committee in the Holder's Award Agreement.

     4.7. Legend. In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Committee shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under Award Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby. Upon the expiration or other termination of such restrictions, the Committee shall cause the Escrow Holder to deliver such certificate(s) to the Secretary of the Company, who shall cause the transfer agent for the Company to issue to the Holder new certificate(s) for such shares without any restrictive legend.

     4.8. Section 83(b) Election. If a Holder makes an election under
Section 83(b) of the Code, or any successor section thereto, to be taxed with respect to the Restricted Stock as of the date of transfer (to the Escrow Holder or otherwise) of the Restricted Stock rather than as of the date or dates upon which the Holder would otherwise be taxable under Section 83(a) of the Code, the Holder shall deliver a copy of such election to the Company immediately after filing such election with the Internal Revenue Service.

                                   ARTICLE V.

    PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS, DEFERRED STOCK, STOCK PAYMENTS

     5.1. Eligibility. Subject to the Annual Aggregate Award Limit, one or more Performance Awards, Dividend Equivalents, awards of Deferred Stock and/or Stock Payments may be granted to any Employee whom the Committee determines is a valued Employee or any Director whom the Committee determines should receive such an Award.

     5.2. Performance Awards.

          (a) Any Employee or Director selected by the Committee may be granted one or more Performance Awards. The value of such Performance Awards may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Employee or Director.

          (b) Without limiting Section 5.2(a), the Committee may grant Performance Awards to any 162(m) Participant in the form of a cash bonus payable upon the attainment of objective performance goals which are established by the Committee and relate to one or more of the Performance Criteria, in each case on a specified date or dates or over any period or periods determined by the Committee. Any such bonuses paid to 162(m) Participants shall be based upon objectively determinable bonus formulas established in accordance with the provisions of Section 3.2 and may take into account the federal, state and/or local income tax payable by any Holder upon receipt of any Award. The maximum amount of any Performance Award payable to a 162(m) Participant under this Section 5.2(b) shall not exceed the Annual Aggregate Award Limit with respect to any fiscal year of the Company calendar year. Unless otherwise specified by the Committee at the time of grant, the Performance Criteria with respect to a Performance Award payable to a 162(m) Participant shall be determined on the basis of GAAP.

     5.3. Dividend Equivalents. Any Employee or Director selected by the Committee may be granted Dividend Equivalents based on the dividends declared on Common Stock, to be credited as of dividend payment dates, during the period between the date a Restricted Stock Unit, Deferred Stock or Performance Award is granted, and the date such Restricted Stock Unit, Deferred Stock or Performance Award is settled, exercised, vests or expires, as determined by the Committee. Payments pursuant thereto shall be delivered, in the discretion of the Committee, either (x) to the Holder, or (y) to the Escrow Holder, to be held by for the benefit of the Holder in a bookkeeping account or such other actual or deemed investment vehicle as may be set forth in the applicable Award Agreement or, if not set forth therein, as may be determined by the Committee in its discretion, until settlement, exercise, vesting or expiration thereof. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Committee.

     5.4. Stock Payments. Any Employee or Director selected by the Committee may receive Stock Payments in the manner determined from time to time by the Committee. The number of shares shall be determined by the Committee and may be based upon the Performance Criteria or other specific performance criteria determined appropriate by the Committee, determined on the date such Stock Payment is made or on any date thereafter and may include payments of a fixed number of shares to all Employees at the end of each calendar year or payments to Employees based upon their years of service to the Company.

     5.5. Deferred Stock. Any Employee or Director selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee. The number of shares of Deferred Stock shall be determined by the Committee and may be linked to the Performance Criteria or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Common Stock underlying a Deferred Stock Award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Committee. Unless otherwise provided by the Committee, a Holder of Deferred Stock shall have no rights as a Company shareholder with respect to such Deferred Stock until such time as the Award has vested and the Common Stock underlying the Award has been issued.

     5.6. Term. The term of a Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment shall be set by the Committee in its discretion.

     5.7. Exercise or Purchase Price. The Committee may establish the exercise or purchase price of a Performance Award, shares of Deferred Stock or shares received as a Stock Payment; provided, however, that such price shall not be less than the par value of a share of Common Stock, unless otherwise permitted by applicable state law.

     5.8. Exercise Upon Termination of Employment or Termination of Directorship. A Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment is exercisable or payable only while the Holder is an Employee or Independent Director, as applicable; provided, however, that the Committee, in its sole and absolute discretion may provide that the Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment may be exercised or paid subsequent to a Termination of Employment or Termination of Directorship following a "change of control or ownership" (within the meaning of Section 1.162-27(e)(2)(v) or any successor regulation thereto or as may be defined otherwise by the Committee) of the Company; provided, further, that except with respect to Performance Awards granted to Section 162(m) Participants, the Committee, in its sole and absolute discretion may provide that Performance Awards may be exercised or paid following a Termination of Employment or a Termination of Directorship without cause, or following a change of control or ownership of the Company (as may be defined by the Committee), or because of the Holder's Retirement, Early Retirement, death or disability, or otherwise; and provided, further, that the Committee, in the case of Early Retirement, may defer settlement until the Holder is at least 65 years old or upon death or disability.

     5.9. Form of Payment. Payment of the amount determined under Section 5.2 or
5.3 above shall be in cash, in Common Stock or a combination of both, as determined by the Committee. To the extent any payment under this Article V is effected in Common Stock, it shall be made subject to satisfaction of all provisions of Section 5.10.

     5.10. Conditions to Issuance of Stock Certificates. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock prior to fulfillment of all of the following conditions:

          (a) the admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

          (b) the completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities Exchange Commission or any other governmental regulatory body which the Administrator shall, in its absolute discretion, deem necessary or advisable;

          (c) the obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable;

          (d) the lapse of such reasonable period of time following entitlement thereto as the Administrator may establish from time to time for reasons of administrative convenience; and

          (e) the receipt by the Company of full payment of the required consideration for such shares, including payment of any applicable withholding tax, which in the discretion of the Administrator may be in the form of consideration used by the Holder to pay for such shares.

                                  ARTICLE VI.

                        AWARD OF RESTRICTED STOCK UNITS

     6.1. Eligibility. Subject to the Annual Aggregate Award Limit, Restricted Stock Units may be awarded to any Employee who the Committee determines is a valued Employee or any Director who the Committee determines should receive such an Award.

     6.2. Award of Restricted Stock Units.

     The Committee may from time to time, in its absolute discretion:

          (a) determine which Employees are valued Employees and select from among the valued Employees or Directors (including Employees or Directors who have previously received other awards under the Plan) such of them as in its opinion should be awarded Restricted Stock Units; and

          (b) determine the terms and conditions applicable to such Restricted Stock Units, consistent with the Plan.

     6.3. Restriction. All Restricted Stock Units issued under the Plan shall, in the terms of each individual Award Agreement, be subject to such restrictions as the Committee shall provide, which restrictions may include, without limitation, restrictions concerning, vesting, settlement upon vesting, voting rights and transferability, Company performance and individual performance; provided, however, that, except with respect to Restricted Stock Units granted to Section 162(m) Participants, by action taken after the Restricted Stock Units are issued, the Committee may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Award Agreement. Restricted Stock Units may not be sold or encumbered until all restrictions are terminated or expire. If no monetary consideration was paid by the Holder upon issuance, a Holder's rights in unvested Restricted Stock Units shall lapse, and such Restricted Stock Units shall be surrendered to the Company without consideration, upon Termination of Employment or, if applicable, upon Termination of Directorship with the Company.

     6.4. Settlement of Restricted Stock Units. To the extent, and in the manner, described in the applicable Award Agreement, Restricted Stock Units may be settled in cash (at the Fair Market Value of the underlying Common Stock) or by issuance of the underlying shares of Common Stock, such election to be made, at the time of settlement, in the sole discretion of the Committee.

     6.5. No Rights as a Shareholder. Until any settlement of a Restricted Stock Unit for a share of Common Stock pursuant to an Award Agreement, no Holder of a Restricted Stock Unit shall have any rights as a shareholder of the Company with respect thereto.

     6.6. Dividend Equivalents. To the extent expressly provided in the applicable Award Agreement, an award of Restricted Stock Units may include Dividend Equivalents, which shall be upon terms and conditions, and may be subject to restrictions, all as determined by the Committee in its sole discretion, as set forth in the applicable Award Agreement

                                  ARTICLE VII.

                                 ADMINISTRATION

     7.1. Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Award Agreements, to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith, and to interpret, amend or revoke any such rules. The Committee shall also have the power to amend any Award Agreement, provided that the rights or obligations of the Holder of the Award that is the subject of any such Award Agreement are not affected adversely. Grants or Awards under the Plan need not be the same with respect to each Holder. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan, except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Awards granted to Independent Directors.

     7.2. Majority Rule; Unanimous Written Consent. The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

     7.3. Compensation; Professional Assistance; Good Faith Actions. Members of the Committee shall receive such compensation, if any, for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Holders, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Awards, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

                                 ARTICLE VIII.

                            MISCELLANEOUS PROVISIONS

     8.1. Not Transferable.

          (a) No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised, or the shares underlying such Award have been issued, and all restrictions applicable to such shares have terminated, expired or lapsed. No Award or interest or right therein shall be liable for the debts, contracts or engagements of the Holder or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

          (b) During the lifetime of the Holder, only the Holder may exercise rights under an Award (or any portion thereof) granted to the Holder under the Plan, unless it has been disposed of with the consent of the Administrator pursuant to a DRO. After the death of the Holder, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by the Holder's personal representative or by any person empowered to do so under the deceased Holder's will or under the then applicable laws of descent and distribution.

     8.2. Amendment, Suspension or Termination of the Plan. Except as otherwise provided in this Section 8.2, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator. However, without approval of the Company's shareholders before or after the action by the Administrator, no action of the Administrator may, except as provided in Section 8.3, increase the limits imposed in Section
1.4 as the Annual Aggregate Award Limit or in Section 2.1 on the maximum number of shares which may be issued under the Plan and no action of the Administrator may be taken that would otherwise require approval by the Company's shareholders as a matter of applicable law, regulation or rule. No amendment, suspension or termination of the Plan shall, without the consent of the Holder, alter or impair any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides. No Awards may be granted or awarded during any period of suspension, after termination of the Plan or following the expiration of ten years from the date the Plan is last approved by the Company's shareholders under Section 8.4.

     8.3. Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

          (a) Subject to Sections 8.3(d) and (f), in the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Administrator's sole discretion, affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award, then the Administrator shall, in such manner as it may deem equitable, adjust any or all of:

             (i) the number and kind of shares of Common Stock (or other securities or property) with respect to which Awards may be granted or awarded (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued and adjustments of the Annual Aggregate Award Limit);

             (ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards; and

             (iii) the grant or exercise price or other characteristics of any Award.

          (b) Subject to Section 8.3(d), in the event of any transaction or event described in Section 8.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations or accounting principles, the Administrator, in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder's request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the

     Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

             (i) to provide for either the purchase of any such Award for an amount of cash equal to the amount that could have been attained upon the exercise or settlement of such Award or realization of the Holder's rights had such Award been currently exercisable or payable or fully vested or the replacement of such Award with other rights or property selected by the Administrator in its sole discretion;

             (ii) to provide that the Award cannot vest, be exercised or settled or become payable after such event;

             (iii) to provide that such Award shall be fully vested as to all shares covered thereby, notwithstanding anything to the contrary in the provisions of such Award;

             (iv) to provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

             (v) to make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock or Deferred Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding rights and awards and rights and awards which may be granted in the future; and

             (vi) to provide that, for a specified period of time prior to such event, the restrictions imposed under an Award Agreement upon some or all shares of Restricted Stock or Deferred Stock may be terminated, and, in the case of Restricted Stock, some or all shares of such Restricted Stock may cease to be subject to repurchase under Section 4.5 or forfeiture under Section 4.4 after such event.

          (c) Subject to Sections 3.2, 3.3 and 8.3(d), the Administrator may, in its discretion, include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company.

          (d) With respect to Awards which are granted to Section 162(m) Participants and are intended to qualify as performance-based compensation under Section 162(m)(4)(C), no adjustment or action described in this
     Section 8.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Award to fail to so qualify under Section 162(m)(4)(C), or any successor provisions thereto. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any Award, if not a whole number, shall always be rounded to the next highest whole number.

          (e) The existence of the Plan, the Award Agreement and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

          (f) The Administrator shall exercise its discretion under this Section
     8.3 reasonably and uniformly with respect to similar cases.

     8.4. Approval of Plan by Shareholders. The Plan will be submitted for the approval of the Company's shareholders after the date of the Board's initial adoption of the Plan, and any amendment to the Plan increasing the aggregate number of shares of Common Stock issuable under the Plan will be submitted for the approval of the Company's shareholders after the date of the Board's adoption of such amendment. In addition, if the Board determines that Awards which may be granted to Section 162(m) Participants should continue to be eligible to qualify as performance-based compensation under Section 162(m)(4)(C) of the Code, the Performance Criteria must be disclosed to and approved by the Company's shareholders no later than the first shareholder meeting that occurs in the fifth year following the year in which the Company's shareholders previously approved the Performance Criteria.

     8.5. Tax Withholding. The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Holder of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting, exercise or payment of any Award. The Administrator may in its discretion and in satisfaction of the foregoing requirement allow such Holder to elect to have the Company withhold shares of Common Stock otherwise issuable under such Award (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Common Stock which may be withheld with respect to the issuance, vesting, exercise, settlement or payment of any Award (or which may be repurchased from the Holder of such Award within six months after such shares of Common Stock were acquired by the Holder from the Company) in order to satisfy the Holder's federal and state income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal and state tax income and payroll tax purposes that are applicable to such supplemental taxable income.

     8.6. Forfeiture Provisions. Pursuant to its general authority to determine the terms and conditions applicable to Awards under the Plan, the Administrator shall, to the extent permitted by applicable law, have the right to provide, in the terms of Awards made under the Plan, or to require a Holder to agree by separate written instrument, that (a)(i) any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of the Award, or upon the receipt or resale of any Common Stock underlying the Award, must be paid to the Company, and (ii) the Award shall terminate and any unexercised portion of the Award (whether or not vested) shall be forfeited, if (b)(i) a Termination of Employment or Termination of Directorship occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, or (ii) the Holder incurs a Termination of Employment or Termination of Directorship for cause.

     8.7. Effect of Plan Upon Options and Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company (a) to establish any other forms of incentives or compensation for Employees or Directors of the Company or any Subsidiary, or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

     8.8. Compliance with Laws. The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of shares of Common Stock and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

     8.9. Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

     8.10. Governing Law. The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of New York without regard to conflicts of laws thereof.

                                    *  *  *

     I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Getty Realty Corp. on February 19, 2004.

                                          /s/ Andrew M. Smith
                                          --------------------------------------
                                          Name: Andrew M. Smith
                                          Title:  Vice President, General
                                                  Counsel and Corporate
                                                  Secretary

                                    *  *  *

     I hereby certify that the foregoing Plan was approved by the shareholders of Getty Realty Corp. on May 20, 2004.

     Executed on this           day of May 2004.

                                          --------------------------------------
                                          Name:
                                          Title:


[X] PLEASE MAKE VOTES                                     REVOCABLE PROXY
    AS IN THIS EXAMPLE                                   GETTY REALTY CORP.                                          WITH-   FOR ALL
                                                                                                               FOR   HOLD    EXCEPT
              ANNUAL MEETING OF STOCKHOLDERS                    C    1. ELECTION OF DIRECTORS.                 [ ]    [ ]      [ ]
                       MAY 20, 2004                                     FOR all nominees listed (except
                                                                O       as marked to the contrary below)
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                                                M       NOMINEES: M. COOPER, P. COVIELLO, L. LIEBOWITZ,
  The undersigned stockholder of Getty Realty Corp. hereby                        H. SAFENOWITZ, W. WINTRUB
constitutes and appoints LEO LIEBOWITZ and THOMAS STIRNWEIS,    M
and each of them, the true and lawful attorneys, agents and          INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
proxies of the undersigned, each with full power of             O    NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME IN
substitution, to vote at the meeting (or if only one shall be        THE SPACE PROVIDED BELOW.
present and acting at the meeting then that one), all of the    N
common shares of stock of the corporation that the undersigned       ---------------------------------------------------------------
would be entitled, if personally present, to vote at the
annual meeting of stockholders of the corporation to be held                                                   FOR  AGAINST  ABSTAIN
at 270 Park Avenue, 11th Floor, New York, New York, on May 20,       2. The approval of the Getty Realty       [ ]    [ ]      [ ]
2004, and at any adjournments or postponements thereof.                 Corp. 2004 Omnibus Incentive
                                                                        Compensation Plan.

                                                                     3. The ratification of the appointment    FOR  AGAINST  ABSTAIN
                                                                        of PricewaterhouseCoopers LLP as       [ ]    [ ]      [ ]
                                                                        independent auditors for the Company
                                                                        for the fiscal year ended December 31,
                                                                        2004.

                                                                     4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

                                     ----------------------------       Receipt is acknowledged of notice and proxy statement for
  Please be sure to sign and date    Dated                           the foregoing meeting and of annual report to stockholders for
    this Proxy in the box below.                                     the fiscal year ended December 31, 2003.
-----------------------------------------------------------------
                                                                        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE
                                                                     MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO
                                                                     DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ITEMS 1, 2
--- Stockholder sign above --- Co-holder (if any) sign above ----    AND 3, AND IN THE DISCRETION OF THE PROXIES ON ANY OTHER MATTER
                                                                     THAT PROPERLY MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR
                                                                     POSTPONEMENT THEREOF.

+                                                                                                                                  +
------------------------------------------------------------------------------------------------------------------------------------
                          /\ DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED. /\

                                                         GETTY REALTY CORP.
                                          125 Jericho Tpke., Suite 103, Jericho, NY 11753

------------------------------------------------------------------------------------------------------------------------------------
  Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other duly authorized officer. If a partnership, please sign in partnership name by authorized officer.

                                PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD BACK AS SOON AS POSSIBLE!
------------------------------------------------------------------------------------------------------------------------------------
IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE
ENVELOPE PROVIDED.


--------------------------------

--------------------------------

--------------------------------

--------------------------------
